 EXHIBIT 99.906 CERT(i)

CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the Old Mutual Global Shares Trust (the Registrant), do hereby certify, to such officer's knowledge, that:

(1)           the Form N-CSR of the Registrant for the period ended September 30, 2010 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of the 1934; and

(2)           the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 29, 2010		/s/ Eric G. Woodbury
	Name:	Eric G. Woodbury
	Title:	Principal Executive Officer

Dated: November 29, 2010		/s/ Trudance L.C. Bakke
	Name:	Trudance L.C. Bakke
	Title:	Principal Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.